UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2022

XTREME FIGHTING CHAMPIONSHIPS, INC.

(Exact name of registrant as specified in charter)

Nevada	333-140177	98-0503336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

495 Grand Boulevard, Miramar Beach FL	32550
(Address of principal executive offices)	(Zip Code)

(949)290-4914

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01. Changes in Registrant's Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accounting Firm

On April 22, 2022, Bordgers, CPA, PC (“Bordgers”) resigned as the Company's independent registered public accounting firm. Bordger’s did not perform an audit or perform any review of the Company’s consolidated financial statements for the year ended December 31, 2021, or any other year. Our Annual Report on Form 10-K for the year ended December 31, 2021 was filed without the permission of Bordgers. The Company believes that it will hire a new audit firm that will be a better fit for the Company and its business. The new audit firm will assist the Company to file its Annual Report on Form 10K in complete compliance with the SEC’s rules and regulations.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTREME FIGHTING CHAMPIONSHIPS, INC.

Date: May 6, 2022	/s/ Steve Smith
Steve Smith, CEO